UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2006
EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 662-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Material Agreements
SIGNATURE

Item 1.01. Material Agreements
     On May 18, 2006, Emulex Corporation (the “Company”) increased the annual fees payable to members of its Board of Directors for service on the Board. Effective July 3, 2006 (the beginning of the Company’s 2007 fiscal year), the cash compensation payable to directors who are not employees of the Company will be as follows:
     Each non-employee director will receive a quarterly retainer of $13,750 (formerly $7,500) and reimbursement for travel expenses. In addition, the chairmen of the Nominating/Corporate Governance Committee, the Compensation Committee and the Audit Committee will receive additional quarterly retainers of $1,500, $2,000 (formerly $1,500), and $3,000, respectively. Members of the Nominating/Corporate Governance Committee and the Compensation Committee (other than the Chairmen) will receive an additional quarterly retainer of $1,000 and members of the Audit Committee (other than the Chairman) will receive additional quarterly retainers of $2,000.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION (Registrant)
Date: May 24, 2006	By:	/s/ PAUL F. FOLINO
Paul F. Folino,
Chairman and Chief Executive Officer